Exhibit 1.1

Northwest Natural Gas Company

$300,000,000

Medium-Term Notes, Series B

Distribution Agreement

March 18, 2009

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, MN 55402

Ladies and Gentlemen:

Northwest Natural Gas Company, an Oregon corporation (the “Company”), proposes to issue and sell from time-to-time not to exceed $300,000,000 of its First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the “Secured Notes”), and its Unsecured Medium-Term Notes, Series B (the “Unsecured Notes”, and, together with the Secured Notes, the “Securities”). The Secured Notes will be issued under the Company’s Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the “Mortgage Trustee” or the “Trustee”) and R.G. Page (Stanley Burg, successor), as trustees, as supplemented (such Mortgage and Deed of Trust as supplemented being hereinafter referred to as the “Mortgage” or the “Indenture”). The Unsecured Notes will be issued under an indenture, dated as of June 1, 1991 (the “Note Indenture” or the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Indenture Trustee” or the “Trustee”). The Securities shall have the maturities, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below, as it may be amended or supplemented from time-to-time, and any final term sheet relating to an offering of a particular issuance of securities, containing information that describes the final terms of such Securities or such offering (the “Term Sheet”). The Securities will be issued, and the terms thereof established, from time-to-time, by the Company in accordance with the respective Indentures.

The Company represents, warrants, covenants and agrees with each of you and with each other person which shall become a party to this agreement (individually, an “Agent,” and collectively, the “Agents”) and each Agent, severally and not jointly, covenants and agrees with the Company as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to each Agent that:

(a)	The Company is a corporation duly organized and validly existing under the laws of the State of Oregon, is qualified to do business as a foreign corporation in the State of Washington, with power (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Pricing Disclosure Package (as defined below) (if applicable), each referred to below, and holds valid and subsisting franchises, licenses, permits and consents, free from burdensome restrictions and adequate for the conduct of its business, as described in the Prospectus and the Pricing Disclosure Package;

(b)

A registration statement on Form S-3 (Registration No. 333-148527) (the “Registration Statement”), in respect of the Company’s securities (which may include the Company’s First Mortgage Bonds designated Secured Medium-Term Notes, Series B, and Unsecured Medium-Term Notes, Series B) that is an automatic shelf registration statement has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”) within three years of the date hereof and on each of the dates referred to in clauses (a)(iv), (v) and (vi) of Section 6, within three years of those dates), in the form heretofore delivered or to be delivered (excluding the exhibits thereto but including the documents incorporated by reference in the prospectus included therein) to such Agent, and such Registration Statement in such form has become effective and no stop order suspending its effectiveness and no notice pursuant to Rule 401(g)(2) of the Act objecting to use of the automatic shelf registration statement form has been issued and no proceeding for those purposes has been initiated or threatened by the Commission (any preliminary prospectus included in the Registration Statement being hereinafter called a “Preliminary Prospectus”). The Registration Statement, including all exhibits thereto and including the documents incorporated by reference in the prospectus included therein, and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of the registration statement at the applicable time of effectiveness or deemed effectiveness, but excluding Forms T-1 and T-2, each as amended at the time such part of the registration statement or any post-effective amendment became effective, each is hereinafter called the “Registration Statement”; the prospectus included as a part of the Registration Statement (including the Prospectus Supplement, dated March 18, 2009, and any other prospectus supplement relating

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to the Securities), in the form in which it most recently has been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein by reference as of the date of such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a “Pricing Supplement”), shall be deemed to refer to and include the documents filed by the Company under the Exchange Act and incorporated therein by reference as of the date of such amendment or Pricing Supplement; any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as then amended or supplemented (including the applicable Pricing Supplement) in relation to a particular issue of Securities to be sold pursuant to this Agreement, in the form filed with the Commission pursuant to Rule 424(b) under the Act, including any documents filed by the Company under the Exchange Act and incorporated therein by reference as of the date of such amendment or supplement; “Pricing Disclosure Package” means the Prospectus, including all amendments and supplements thereto and any preliminary Pricing Supplement as of the Applicable Time (as defined below), and each Term Sheet prepared pursuant to Section 5(p) and any other free-writing prospectus (as defined in Rule 405 under the Act) that has been prepared by or on behalf of the Company relating to such Securities as of such Applicable Time; and “Applicable Time” means the time and date set forth in the Terms Agreement (as defined below) for an issue of Securities, or if the Company does not enter into a Terms Agreement with respect to a sale of Securities, the time and date of each acceptance by the Company of any offer to purchase Securities hereunder (whether through an Agent as agent or to an Agent as principal);

(c)

The documents incorporated by reference in the Prospectus and in the Pricing Disclosure Package (if applicable), when filed with the Commission or, if later, when they became effective, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder; none of such documents when so filed or when such documents became effective, as the case may be, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any future documents so filed or incorporated by reference in the Prospectus or any Pricing Disclosure Package, or any amendment or supplement to either thereof, when filed with the Commission or, if later, when effective, will conform in all material respects with the applicable requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and when such documents are filed or become effective, as the case may be, they will not contain an untrue statement of a material fact or omit to state a material

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fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Prospectus as amended or supplemented or any Pricing Disclosure Package in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use therein;

(d)	The Registration Statement when it became effective conformed, and the Prospectus conforms, and any amendment or supplement thereto will conform, in all material respects, with the provisions of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder; and the Registration Statement when it became effective did not (and as of the applicable effective date and on each of the dates and times referred to in clause (a) of Section 6 will not), the Prospectus, the Prospectus (including any preliminary Pricing Supplement) together with the Term Sheet, and the Pricing Disclosure Package (if applicable) does not (and on each of the dates and times referred to in clause (a) of Section 6 will not) and any amendment or supplement to the Prospectus, as of its date and on each of the dates referred to in clause (a) of Section 6, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any such document in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use therein;

(e)

The Company is not an “ineligible issuer” and is a “well-known seasoned issuer,” in each case as defined under the Act, in each case at the times specified in the Act in connection with the offering of the securities. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Act has been, or will be, filed with the Commission in accordance with the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Any such free writing prospectus did not or will not, as of its issue date and through the time the Securities are sold by the Agents, include any information that conflicts with the information contained in the Registration Statement and the Prospectus; and any such free writing prospectus, when taken together with the information contained in the Registration Statement and the Prospectus, did not, when issued or filed pursuant to Rule 433, and does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted

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from the free writing prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use therein; except for any free writing prospectuses furnished to the applicable Agent before first use, the Company has not prepared, used or referred to, and will not, without such Agent’s consent, prepare, use or refer to any free writing prospectus.

(f)	Except as set forth in or contemplated by the Prospectus, since the date as of which information is given in the Prospectus (if applicable) (i) there has not been any material adverse change in the condition of the Company and its subsidiaries taken as a whole, financial or otherwise, (ii) there has not been any transaction entered into by the Company or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole, other than transactions in the ordinary course of business, and (iii) neither the Company nor any of its subsidiaries has incurred any contingent obligation which is material to the Company and its subsidiaries taken as a whole;

(g)	The Securities have been duly authorized, and, when issued and authenticated pursuant to their respective Indentures and delivered pursuant to this Agreement and any Terms Agreement (as defined in Section 3 hereof), will have been duly executed, authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as their enforceability may be limited by laws and principles of equity relating to or affecting generally the enforcement of creditors’ rights, including without limitation, bankruptcy and insolvency laws, and will be entitled to the benefits provided by their respective Indentures (which will be substantially in the form filed as exhibits to the Registration Statement); the Indentures have been duly authorized and qualified under the Trust Indenture Act, constitute valid and legally binding instruments, enforceable in accordance with their terms, except as their enforceability may be limited by laws and principles of equity relating to or affecting generally the enforcement of creditors’ rights, including without limitation, bankruptcy and insolvency laws; and the Indentures conform, and the Securities of each issue, when issued, will conform, in all material respects, to the descriptions thereof in the Prospectus, as amended or supplemented, and the Pricing Disclosure Package (if applicable) with respect to such issue;

(h)

The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indentures, this Agreement and any Terms Agreement, and the consummation by the Company of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property of the Company is subject, nor will such action result in any violation of the provisions of any statute or the Restated Articles of Incorporation, as amended, or the Bylaws, as amended, of the Company or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having

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jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required by the Company for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Indentures, this Agreement or any Terms Agreement, except (x) such as have been obtained or effected at or prior to the Commencement Date (as defined in Section 4 hereof) under the Act, the Trust Indenture Act and the public utility laws of the State of Oregon, (y) the filing by the Company with the Washington Utilities and Transportation Commission (the “WUTC”) of a statement establishing compliance with the applicable statutory notice provisions under the public utility laws of the State of Washington and (z) such as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby; and

(i)	Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject, which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders’ equity or consolidated results of operations of the Company, and, to the best of the Company’s knowledge, no such proceedings are threatened.

(j)	The Company’s internal control over financial reporting includes policies and procedures that are designed to (1) provide for the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions concerning the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles in the United States of America; (3) provide reasonable assurance that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (4) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

(k)	The Company employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive and principal financial officer, as appropriate, to allow timely decisions regarding disclosure.

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2. Obligations of the Agents and the Company.

(a)	Subject to the terms and conditions hereof and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each of Banc of America Securities LLC, UBS Securities LLC, J.P. Morgan Securities Inc. and Piper Jaffray & Co., as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company and (ii) reserves the right, from time to time, to appoint additional agents for the purpose of soliciting and receiving offers to purchase Securities from the Company; provided that each such additional agent shall be required to become a party to this Agreement and undertake the obligations of an Agent hereunder pursuant to an Additional Agent Appointment Agreement (“Additional Agent Appointment Agreement”) substantially in the form of Exhibit 1 hereto.

(b)	On the basis of the representations and warranties herein, and subject to the terms and conditions hereof, each of the Agents, as agent of the Company, severally and not jointly, agrees to use its reasonable best efforts to solicit and receive offers to purchase particular issues of the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented with respect thereto and in any applicable Pricing Disclosure Package. Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. The Company shall not, without the consent of each Agent, which consent shall not unreasonably be withheld, solicit or accept offers to purchase, or sell, any debt securities with a maturity, at the time of original issuance, of from one year to 30 years, except (i) pursuant to this Agreement, (ii) pursuant to a private placement not constituting a public offering under the Act, or (iii) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering. However, the Company, subject to Section 5(f) hereof, reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by an Agent, no commission will be payable with respect to such sale.

(c)	Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment therefor, unless an Agent and the Company shall otherwise agree, shall be as set forth in the Administrative Procedure attached hereto as Annex I (the “Administrative Procedure”). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company shall perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustees a copy of the Administrative Procedure as from time to time in effect.

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(d)	The Company reserves the right, in its sole discretion, to instruct the Agents to suspend, at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day after receipt of instructions from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

(e)	The Company agrees to pay each Agent a commission, at the time of settlement (each a “Settlement Date”) of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount, unless otherwise agreed, equal to the following applicable percentage of the principal amount of such Security sold:

Range of Maturities	Commission (percentage of aggregate principal amount of Securities sold)
From 1 year to less than 18 months	.150%
From 18 months to less than 2 years	.200%
From 2 years to less than 3 years	.250%
From 3 years to less than 4 years	.350%
From 4 years to less than 5 years	.450%
From 5 years to less than 6 years	.500%
From 6 years to less than 7 years	.550%
From 7 years to less than 10 years	.600%
From 10 years to less than 15 years	.625%
From 15 years to less than 20 years	.675%
From 20 years to 30 years	.750%

(f)	Each of the several Agents represents and agrees that it will make no offer that would constitute a Free Writing Prospectus (as defined in Rule 405 under the Securities Act) that is required to be filed by the Company pursuant to Rule 433 under the Securities Act other than a Term Sheet in accordance with Section 5(p), unless the Company and such Agents otherwise agree in connection with a particular offering of Securities.

3. Sales to Agents as Principal. Each sale of Securities to an Agent, as principal, shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a separate agreement (each a “Terms Agreement”), which will provide for the sale of such Securities to, and the purchase thereof by, such Agent, as principal. A Terms Agreement may be either (i) a written agreement substantially in the form of Annex II hereto, or (ii) an oral agreement between any Agent and the Company confirmed in writing by such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Each Terms Agreement shall specify the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to the rights of, and

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defaults by, any underwriters acting together with such Agent in the reoffering of the Securities, the time and date of delivery of and payment for such Securities (each, a “Time of Delivery”) and place of delivery of such Securities, and any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5 hereof. Each purchase of Securities, unless otherwise agreed, shall be at a discount equivalent to the commission payable to an Agent, acting as agent, with respect to a sale of Securities of identical maturity, as set forth in Section 2(e) hereof). The Agent may engage the services of any other broker or dealer in connection with the resale of the Securities purchased as principal and may allow any portion of the discount received in connection with such purchase from the Company to be paid to such brokers and dealers. The commitment of an Agent to purchase Securities as principal, whether pursuant to a Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and, to the extent not otherwise agreed upon in a Terms Agreement or otherwise, shall be subject to the terms and conditions herein set forth.

4. Commencement. At 12:00 p.m., New York City time, on March 18, 2009, the Distribution Agreement, dated March 18, 2009 (“this Agreement”), among the Company and the Agents was executed (such time and date being referred to herein as the “Commencement Date”), and the Agents were furnished at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, with the following:

(a)	An opinion of Simpson Thacher & Bartlett LLP, counsel to the Agents, dated the Commencement Date, with respect to such matters as such Agents reasonably requested, which opinion relied as to all matters governed by Oregon law, upon the opinions of Margaret D. Kirkpatrick, Esq., General Counsel for the Company, and Stoel Rives LLP referred to in Sections 4(b) and 4(d) hereof, respectively, and, as to all matters governed by Washington law, upon the opinion of Stoel Rives LLP referred to in Section 4(d) hereof;

(b)	An opinion of Margaret D. Kirkpatrick, Esq., dated the Commencement Date, in form and substance reasonably satisfactory to such Agents, to the effect set forth in Annex III to this Agreement, which opinion relied, as to all matters governed by New York law, the Act, the Exchange Act and the Trust Indenture Act, upon the opinion of Morgan, Lewis & Bockius LLP referred to in Section 4(c) hereof and, as to all matters governed by Washington law, upon the opinion of Stoel Rives LLP referred to in Section 4(d) hereof;

(c)	An opinion of Morgan, Lewis & Bockius LLP, dated the Commencement Date, in form and substance reasonably satisfactory to such Agents, to the effect set forth in Annex IV to this Agreement, which opinion relied as to all matters governed by Oregon law, upon the opinions of Margaret D. Kirkpatrick, Esq., General Counsel for the Company, and Stoel Rives LLP referred to in Sections 4(b) and 4(d) hereof, respectively, and, as to all matters governed by Washington law, upon the opinion of Stoel Rives LLP referred to in Section 4(d) hereof;

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(d)	An opinion of Stoel Rives LLP, dated the Commencement Date, in form and substance reasonably satisfactory to such Agents, to the effect set forth in Annex V to this Agreement;

(e)	A letter from PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, dated the Commencement Date, in form and substance reasonably satisfactory to such Agents and subject to compliance with the requirements of Statements on Auditing Standards (“SAS”) issued by the American Institute of Certified Public Accountants, to the effect set forth in Annex VI to this Agreement; and

(f)	A certificate of the President, Chief Executive Officer, Chief Financial Officer or any Vice President of the Company, dated the Commencement Date, in form reasonably satisfactory to such Agents, (i) as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date, (ii) as to the performance by the Company in all material respects of all of its obligations hereunder to be performed at or prior to the Commencement Date, (iii) as to the matters set forth in Section 1(f) hereof, (iv) as to the absence of any stop order of the Commission suspending the effectiveness of the Registration Statement or any pending or contemplated proceedings for such purpose, (v) as to the full force and effect of the authorizing order of the Oregon Public Utility Commission (the “OPUC”) referred to in Section 7(a) hereof, and (vi) as to such other matters as such Agents reasonably requested.

5. Covenants of the Company. The Company covenants and agrees with each Agent:

(a)

(i) To make no amendment or supplement to the Registration Statement, the Prospectus or the Pricing Disclosure Package (other than a Pricing Supplement or a free-writing prospectus consisting of a Term Sheet) (A) prior to the Commencement Date, which any Agent shall reasonably disapprove by notice to the Company promptly after receipt of the proposed form thereof or (B) after the date of any agreement by an Agent, pursuant to a Terms Agreement or otherwise, to purchase Securities as principal and prior to the related Time of Delivery which such Agent shall reasonably disapprove by notice to the Company promptly after receipt of the proposed form thereof; (ii) to prepare, with respect to each particular issue of Securities to be sold through or to such Agent pursuant to this Agreement, a Terms Agreement or otherwise, a Pricing Supplement with respect to such Securities in a form reasonably satisfactory to such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Act; (iii) to make no amendment or supplement to the Registration Statement, the Prospectus or the Pricing Disclosure Package, other than a Pricing Supplement or a free writing prospectus consisting of a Term Sheet, without affording such Agent a reasonable opportunity for review thereof and comment thereon; (iv) to timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required (or in lieu

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thereof the notice referred to in Rule 173(a) under the Act) in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or the Pricing Disclosure Package or any amended Prospectus or Pricing Disclosure Package (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; (v) to promptly make every reasonable effort to comply with all requests of the Commission for additional information; and (vi) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use its best efforts to obtain its withdrawal;

(b)	From time-to-time, to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as may be approved by the Company and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to comply with any other requirement reasonably deemed by the Company to be unduly burdensome; provided, further, that the provisions of this subsection (b) shall not apply so long as the Securities are “covered securities” within the meaning of Section 18 of the Act and any rules and regulations thereunder;

(c)

To furnish such Agent with copies of the Registration Statement and each amendment thereto, the Prospectus and each amendment or supplement thereto, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, and with copies of the documents incorporated by reference therein (other than exhibits incorporated by reference in the Registration Statement), each in such quantities as such Agent may reasonably request from time-to-time; and, if the delivery of a prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Act) is required at any time in connection with the offering or sale of the Securities to or through an Agent pursuant to this Agreement and if, at such time, any event shall have occurred as a result of which the Prospectus as then amended or supplemented or the Pricing Disclosure Package as then amended or supplemented, as the case may be, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under

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which they were made, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or the Pricing Disclosure Package or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act or to ensure that the information included in any free writing prospectus does not conflict with information contained in the Registration Statement or the Prospectus, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement, the Prospectus or the Pricing Disclosure Package, to so advise such Agent promptly by telephone (confirmed in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement, the Prospectus or the Pricing Disclosure Package or to file any document incorporated by reference in the Prospectus or the Pricing Disclosure Package that will correct such statement or omission or conflict or effect such compliance; provided that, (i) should such event relate solely to activities of any Agent (except any termination of any Agent’s services hereunder), such Agent shall assume the expense of preparing and furnishing any such amendment or supplement; (ii) if, during such period, such Agent shall continue to own Securities purchased from the Company as principal or such Agent otherwise shall be required to deliver a prospectus (or the notice referred to in Section 173(a) of the Act) in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement; and (iii) if such Agent shall be required to deliver a prospectus (or the notice referred to in Section 173(a) of the Act) in connection with sales of any Securities purchased by it as principal at any time nine months or more after the date of such purchase and (A) there shall be, as a result of such purchase, no Securities remaining to be sold under the Registration Statement or (B) the Company, pursuant to Section 2(d) hereof, shall have instructed the Agents, during such nine month period, to suspend permanently the solicitation of offers to purchase the Securities, such Agent shall assume the expense of preparing and furnishing any such amendment or supplement in connection with the sales of any Securities purchased by such Agent as principal. (For the purposes of this Section 5(c), the Company shall be entitled to assume that a Prospectus shall no longer be required to be delivered under the Act from and after the date six months from the date of the purchase by an Agent as principal of the particular issuance of Securities to which it relates, unless it shall have received notice from such Agent to the contrary);

(d)	To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) in accordance with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

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(e)	For the period ending five years from the date any Securities are sold by the Company pursuant to an offer solicited by such Agent under this Agreement, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, to the extent not publicly available from the Commission’s website, (ii) copies of all registration statements filed under the Act (other than those in respect of shareholder or employee plans and those that are publicly available from the Commission’s website), and (iii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

(f)	That, from the date of any Terms Agreement or other agreement with such Agent to purchase Securities as principal and to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company, without the prior written consent of such Agent, will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company in a public offering which both have a maturity of from one year to 30 years and are substantially similar to the Securities;

(g)	That each acceptance by the Company of an offer to purchase Securities procured by such Agent, as agent, and each agreement by the Company, pursuant to a Terms Agreement or otherwise, to sell Securities to such Agent, as principal, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or agreement, as the case may be, as though made as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

(h)

That, reasonably in advance of (i) each date as of which an Agent reasonably requests an opinion or opinions of Simpson Thacher & Bartlett LLP, counsel to the Agents, or other counsel to the Agents reasonably satisfactory to the Company, or (ii) each time that the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Agent

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requests an opinion or opinions by Simpson Thacher & Bartlett LLP, counsel to the Agents, or other counsel to the Agents reasonably satisfactory to the Company, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent a letter in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(a) hereof, to the same extent as though it was dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter and, if such letter is being furnished in connection with clause (ii) above, the applicable Pricing Disclosure Package), or in lieu of such a letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(a) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date and the Pricing Disclosure Package, if applicable;

(i)	That each time that (x) the Registration Statement, the Prospectus or the Pricing Disclosure Package shall be amended or supplemented (other than by a Term Sheet, other free writing prospectus or Pricing Supplement related to the Securities or by an amendment or supplement providing solely for a change in the interest rates of the Securities or similar changes and, unless the Agents shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Securities), (y) a document incorporated by reference in the Prospectus as amended or supplemented (other than a Current Report on Form 8-K, unless the Agents shall otherwise specify) shall be filed under the Act or Exchange Act (unless waived by the Agents), or (z) the Company sells Securities to such Agent, as principal, pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of an opinion, letter or certificate under this Section 5(i) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished to such Agent:

(i)

a letter from Margaret D. Kirkpatrick, Esq., counsel for the Company, or other counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(b) hereof (which letter shall reflect any modifications to the opinion delivered at the Commencement Date which are reflected in the opinion attached as Annex III hereto) to the same extent as though it were dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter, excluding, in the case of the statements in the paragraph next following paragraph 10 of such opinion, all documents filed by the Company under the Exchange Act and incorporated by reference into the Registration Statement and Prospectus during or prior to

14

the fiscal year which is the subject of the Company’s most recent Annual Report on Form 10-K) or, in lieu of such a letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(b) hereof (which opinion shall reflect any modifications to the opinion delivered at the Commencement Date which are reflected in the opinion attached as Annex III hereto), but modified to relate to the Registration Statement and the Prospectus as so amended and supplemented to such date (provided that if such letter or opinion is being furnished pursuant to clause (z) above, it shall also address the applicable Pricing Disclosure Package);

(ii)	a letter of Morgan, Lewis & Bockius LLP, New York, New York, counsel for the Company, or other counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(c) hereof (which letter shall reflect any modifications to the opinion delivered at the Commencement Date which are reflected in the opinion attached as Annex IV hereto) to the same extent as though it were dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter, excluding, in the case of the statements in the paragraph next following paragraph 9 of such opinion, all documents filed by the Company under the Exchange Act and incorporated by reference into the Registration Statement and the Prospectus during or prior to the fiscal year which is the subject of the Company’s most recent Annual Report on Form 10-K) or, in lieu of such letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(c) hereof (which opinion shall reflect any modifications to the opinion delivered at the Commencement Date which are reflected in the opinion attached as Annex IV hereto), but modified to relate to the Registration Statement and the Prospectus as so amended and supplemented to such date (provided that if such letter or opinion is being furnished pursuant to clause (z) above, it shall also address the applicable Pricing Disclosure Package);

(iii)

a letter of Stoel Rives LLP, Portland, Oregon, special Washington and Oregon counsel for the Company, or other special Washington and Oregon counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinions of such counsel referred to in Sections 4(d) (which letter shall reflect any modifications to the opinion delivered at the Commencement Date which are reflected in the opinion attached as Annex V hereto) and 5(n) hereof to the same extent as though they were dated the date of such letter or, in lieu of such letter, an opinion of the same tenor as the opinions

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of such counsel referred to in Sections 4(d) (which opinion shall reflect any modifications to the opinion delivered at the Commencement Date which are reflected in the opinion attached as Annex V hereto) and 5(n) hereof; and

(iv)	a certificate executed by the President, Chief Executive Officer, Chief Financial Officer or any Vice President of the Company, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form as shall be reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 4(f) hereof are true and correct at such date as though made as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date and, if such certificate is being furnished pursuant to clause (z) above, the applicable Pricing Disclosure Package) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(f) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date and the Pricing Disclosure Package, if applicable;

(j)	That each time that (x) the Registration Statement, the Prospectus or the Pricing Disclosure Package shall be amended or supplemented to include additional financial information (unless waived by the Agents), or (y) the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of a letter under this Section 5(j) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, and subject to compliance with the requirements of SAS issued by the American Institute of Certified Public Accountants, the Company shall furnish or cause to be furnished to such Agent a letter of PricewaterhouseCoopers LLP or other independent registered public accounting firm for the Company reasonably satisfactory to the Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely upon the letter of such accountants referred to in Section 4(e) hereof to the same extent as though it were dated the date of such subsequent letter (except the statements in such former letter shall be deemed to relate to the financial statements included or incorporated in the Registration Statement and Prospectus as amended and supplemented to the date of such latter letter and the Pricing Disclosure Package, if applicable), or, in lieu of such latter letter, a letter of the same tenor as the letter referred to in Section 4(e) hereof, but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter and the Pricing Disclosure Package, if applicable, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter;

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(k)	To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent, as agent, the right to refuse to purchase and pay for such Securities if, at the Settlement Date for such Securities, any condition set forth in Section 6 hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 5(k), for the judgment of such Agent with respect thereto);

(l)	To pay or cause to be paid the following: (i) the fees and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, each Pricing Disclosure Package, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees and expenses of counsel for the Agents in connection with the establishment and update of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of preparing this Agreement, any Terms Agreement and any other documents approved by the Company in connection with the offering, purchase, sale and delivery of the Securities; (iv) the fees, not to exceed $5,000, and expenses of counsel for the Agents in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof and the preparation of any blue sky and legal investment memoranda; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of the Trustees and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or any such agent in connection with any Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that, except as provided in Sections 8 and 9 hereof, such Agent shall pay all other expenses it incurs, including any expenses that may be incurred by it or for its account pursuant to the proviso of Section 5(c) hereof;

(m)	To advise each Agent, promptly after the Company receives notice thereof, of the downgrading, or the issuance of a notice of any intended or potential downgrading, of the ratings of the Securities by either Moody’s Investors Service or Standard & Poor’s Rating Services;

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(n)	That prior to the solicitation of offers to purchase any Securities, and the issuance and sale of such Securities, the Company will file with the WUTC one or more statements establishing compliance with the public utility laws of the State of Washington in respect of the issuance and sale of all such Securities in accordance with the terms and conditions of this Agreement, and the Company shall furnish or cause to be furnished to each Agent and Agents’ counsel:

(i)	a copy of such statement;

(ii)	a certificate of the President, Chief Executive Officer, Chief Financial Officer or any Vice President of the Company dated on or after the date of each such statement, representing and warranting that, in respect of the portion of the Securities to which such statement or statements pertain, no further consent, approval, authorization or order of the WUTC is required for the solicitation of offers to purchase Securities and the issuance and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Indentures, this Agreement or any Terms Agreement in the manner contemplated by such statement or statements; and

(iii)	a letter of Stoel Rives LLP, Portland, Oregon, special Washington counsel for the Company, or other special Washington counsel for the Company reasonably satisfactory to such Agent, dated on or after the date of each such statement, in form and substance reasonably satisfactory to such Agent, to the effect set forth in Annex VII hereto;

(o)	To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) of the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Act;

(p)	Unless otherwise agreed to by the Company and such Agent, to prepare a Term Sheet relating to each offering of the Securities hereunder containing information that describes the final terms of the Securities being offered, in the form attached hereto as Annex VIII or as otherwise agreed to by the Company and such Agent and to file such Term Sheet within the period required by Rule 433(d)(5)(ii) under the Act following the date the final terms have been established;

(q)	To file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act;

(r)

If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any Securities issued by the Company remain unsold by the Agents, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to the Agents. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal

18

Deadline, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to the Agents, and will use its best efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be; and

(s)	If at any time when Securities issued by the Company remain unsold by the Agents the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Agents, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Agents, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Agents of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

6. Conditions to Agents’ Obligations. The obligation of an Agent, as agent of the Company, at any time (each a “Solicitation Time”), to solicit offers to purchase the Securities and the obligation of an Agent to purchase Securities as principal, pursuant to a Terms Agreement or otherwise, shall be subject, in such Agent’s discretion, to the conditions that:

(a)	all of the representations and warranties of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement or other agreement with an Agent to purchase Securities as principal, in or incorporated in such agreement by reference) were true and correct (i) on the Commencement Date; (ii) each time that the Registration Statement or the Prospectus shall be amended or supplemented, (iii) each time a document incorporated by reference in the Prospectus as amended or supplemented shall be filed by the Company under the Act or Exchange Act, (iv) at each Applicable Time, (v) at each Settlement Date, and (vi) at each Time of Delivery of Securities so to be purchased by such Agent, as principal, as the case may be,

(b)	prior to such Solicitation Time or such Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed,

(c)	all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent,

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(d)	there shall be in full force and effect an order of the OPUC which permits the issuance and sale of the Securities in accordance with the terms and conditions of this Agreement,

(e)	no stop order suspending the effectiveness of the Registration Statement and no notice pursuant to Rule 401(g)(2) of the Act objecting to use of the automatic shelf registration form shall have been issued and in effect and no proceedings for those purposes shall be pending before, or to the knowledge of the Company contemplated by, the Commission,

(f)	there shall not have occurred: (i) a suspension or material limitation of trading in securities generally on the New York Stock Exchange or in any securities of the Company on the New York Stock Exchange or any relevant exchange or a material disruption in securities settlement or clearance services in the United States; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or material adverse change in national financial or economic conditions, in each case, the effect of which, in the reasonable judgment of such Agent, makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal on the terms and in the manner contemplated by this Agreement and, if applicable, any Terms Agreement or other agreement; or (iv) unless known to such Agent prior to such Solicitation Time, any downgrading, or any notice shall have been given of any intended or potential downgrading, of the Securities by either Moody’s Investors Service or Standard & Poor’s Rating Services, and

(g)	the Company shall have filed a statement with the WUTC establishing compliance with the applicable Washington statutory provisions with respect to the issuance and sale of such Securities.

In addition to the foregoing, the obligation of an Agent to purchase Securities as principal, pursuant to a Terms Agreement or other agreement, shall be subject, in such Agent’s discretion, to the further condition that there shall not have been, since the date of such Terms Agreement or other agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

7. Conditions to Company’s Obligations.

(a)

The obligation of the Company to sell and deliver any Security pursuant hereto, to a Terms Agreement or otherwise shall be subject to the condition that, after the acceptance by the Company of an offer to purchase such Security procured by an Agent, as agent, or the agreement by the Company, pursuant to a Terms Agreement or otherwise, to sell such Security to an Agent, as principal, and prior

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to the Time of Delivery or the Settlement Date, as the case may be, with respect to such purchase or sale, the OPUC shall not have issued an order revoking its then existing order permitting, and the WUTC shall not have issued an order prohibiting, the issuance and sale of the Securities through each Agent, as agent, on the terms set forth herein or to each Agent, as principal, pursuant to a Terms Agreement or other agreement.

(b)	If the condition specified in Section 7(a) hereof shall not have been fulfilled, the obligation of the Company to sell Securities hereunder or under a Terms Agreement or other agreement may be terminated by the Company; and neither the Company nor any Agent shall have any liability to the other, except for (i) the obligation of the Company to pay certain expenses to the extent provided for in Section 5(l) hereof, (ii) the obligation of the Company to pay commissions and hold the Agents harmless as provided in Section 9 hereof (and, for purposes of said Section 9, such a failure of such condition to be fulfilled shall be considered a default by the Company on its obligation to deliver such Securities), and (iii) any liability under Section 8 hereof.

8. Indemnification.

(a)	The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Pricing Disclosure Package, any Issuer Free Writing Prospectus (as defined in Rule 433(h)) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability or action in respect thereof arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use therein.

(b)

Each Agent severally and not jointly will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the

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Registration Statement, any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Pricing Disclosure Package or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use therein, and will reimburse the Company for any legal or other expenses incurred by the Company, as incurred, in connection with investigating or defending any such loss, claim, damage or liability or action. Each Agent hereby furnishes to the Company in writing expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented (i) the first sentence in the fifth paragraph on the cover page of the Prospectus relating to the offerings of Medium-Term Notes by the Agents, as principal, and (ii) under “Plan of Distribution,” the second and third paragraphs, the third and last sentences of the seventh paragraph, the eighth, ninth, tenth and eleventh paragraphs and the statements relating to the Agents in the twelfth paragraph.

(c)

Promptly after receipt by an indemnified party under Section 8(a) or Section 8(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, in no event shall such indemnifying parties be obligated to retain more than one counsel (and necessary local counsel), in addition to counsel for such indemnifying parties, to represent the indemnified parties, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Each indemnified party may also participate at its own expense in the defense of any such action. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such

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indemnified party, unless such settlement includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) no statement as to or an admission of fault, culpability or failure to act by or on behalf of an indemnified party.

(d)	If the indemnification provided for in Section 8(a) or Section 8(b) hereof is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect any relevant equitable considerations including the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), and relative benefit of the Company on the one hand and each Agent on the other. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined (i) with respect only to any losses, claims, damages or liabilities referred to in Section 8(a) hereof, by per capita allocation (even if all Agents were treated as one entity for such purpose) or (ii) by any method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Agent shall be required to contribute any amount which exceeds the total price at which the Securities purchased by or through it were offered by it to the public less the amount of any damages which it shall have otherwise paid or become liable to pay by reason or any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this Section 8(d) to contribute are several and are not joint.

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(e)	The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act. The obligations of each Agent under this Section 8 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

9. Nonperformance. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

10. Survival of Agreement. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

11. Suspension or Termination. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to (i) any Agent as to which such suspension or termination has not occurred, (ii) the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination, (iii) Sections 2(e), 5(d), 5(e), 5(l), 8, 9 and 10 hereof, and (iv) the obligations of the Company to amend or supplement the Prospectus, so long as any Agent continues to hold Securities as principal.

12. Notices. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing or by telephone, if promptly confirmed in writing, if to Banc of America Securities LLC, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to One Bryant Park, NY1-100-18-03, New York, New York 10036, Attention: High Grade

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Transaction Management/Legal, Facsimile Transmission No. 646-855-5958, and if to UBS Securities LLC, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 677 Washington Blvd., Stamford, Connecticut 06901, Facsimile Transmission No. 203-719-0495, Attention: Fixed Income Syndicate, if to J.P. Morgan Securities Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 270 Park Avenue, 8th Floor, New York, New York 10017, Facsimile Transmission No. 212-834-6081, Attention: Medium Term Notes Desk, if to Piper Jaffray & Co., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 800 Nicollet Mall, Minneapolis, Minnesota 55402, Facsimile Transmission No. 612-313-3117, Telephone No: 612-303-1824, Attention: Debt Capital Markets, and if to the Company, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to One Pacific Square, 220 N.W. Second Avenue, Portland, Oregon 97209, Attention: Chief Financial Officer, with a copy to the General Counsel, Facsimile Transmission No. 503-220-2584, Telephone No. 503-220-2406; and if to any additional Agent, as set forth in the Additional Agent Appointment Agreement relating to such Agent.

13. Benefit of Agreement. This Agreement, any Additional Agent Appointment Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent which is a party hereto and thereto and the Company, and to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement, any Additional Agent Appointment Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

14. Timing. Time shall be of the essence in this Agreement, any Additional Agent Appointment Agreement and any Terms Agreement. As used herein, the term “business day” shall mean any day when banks in New York City are not authorized or obligated by law or executive order to remain closed.

15. Governing Law. This Agreement, any Additional Agent Appointment Agreement and any Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17. Relationship. The Company acknowledges and agrees that the Agents are acting solely in the capacity of arm’s length contractual counterparties to the Company with respect to the offering of the Securities as contemplated by this Agreement and not as financial advisors or fiduciaries to the Company in connection herewith. Additionally, none of the Agents is advising the Company as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction in connection with the offering of the Securities as contemplated by this Agreement. Any review by the Agents of the Company in connection with the offering of the Securities contemplated by this Agreement and the transactions contemplated by this Agreement will not be performed on behalf of the Company.

25

18. Automatic Updates to this Agreement. The Company may, by delivering to the Agents a written notice substantially in the form of Exhibit 2 hereto, amend and update certain terms used in this Agreement as necessary in order to increase the amount of securities which may be offered pursuant to this Agreement or to reflect the filing with the Commission of a new registration statement for offering securities hereunder. Effective as of the date of such notice, the references in this Agreement to such terms will thereafter be deemed to refer to the updated terms set forth in such notice.

19. Execution in Counterparts. This Agreement, any Additional Agent Appointment Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

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If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter and the acceptance by each of you hereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

Very truly yours,

NORTHWEST NATURAL GAS COMPANY

By:	/s/ David H. Anderson
Name: David H. Anderson
Title: Senior Vice President & Chief Financial Officer

Accepted as of the date hereof:

BANC OF AMERICA SECURITIES LLC

By:	/s/ Karl F. Schlopy
Name: Karl F. Schlopy
Title: Managing Director

By:	/s/ Peter J. Carbone
Name: Peter J. Carbone
Title: Vice President & Assistant General Counsel

UBS SECURITIES LLC

By:	/s/ Scott Whitney
Name: Scott Whitney
Title: Managing director

By:	/s/ Christopher Fernando
Name: Christopher Fernando
Title: Associate Director

J.P. MORGAN SECURITIES INC.

By:	/s/ Robert Bottamedi
Name: Robert Bottamedi
Title: Vice President

PIPER JAFFRAY & CO.

By:	/s/ Dominic Trader
Name: Dominic Trader
Title: Principal

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ANNEX I

Northwest Natural Gas Company

Administrative Procedure

This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated March 18, 2009 (the “Distribution Agreement”), among Northwest Natural Gas Company (the “Company”), on the one hand, and Banc of America Securities LLC, UBS Securities LLC, J.P. Morgan Securities Inc., Piper Jaffray & Co. and each other person which shall become a party thereto (each, an “Agent” and, together, the “Agents”), on the other. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement or the Indentures. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the “Selling Agent” and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the “Purchasing Agent”. As used herein, the term “business day” shall mean any day when banks in New York City are not authorized or obligated by law or executive order to remain closed.

The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement, pursuant to the Distribution Agreement, unless the Company and such Agent otherwise shall agree.

The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

Prior to the solicitation of offers to purchase any Securities, and the issuance and sale of such Securities, the Company will obtain an order from the Oregon Public Utility Commission (the “OPUC”) authorizing the issuance and sale of the Securities, subject to the conditions set forth in such order. Prior to the solicitation of offers to purchase any Securities, and the issuance and sale of such Securities, the Company will file with the Washington Utilities and Transportation Commission (the “WUTC”) a statement establishing compliance with applicable statutory provisions with respect to the issuance and sale of such Securities and establishing conditions with respect thereto.

As stated in the Company’s Prospectus Supplement dated March 18, 2009 and the accompanying Prospectus dated January 8, 2008, if the terms of any Security, as determined by the Company, provide that such Security will be redeemable at the option of the Company, such Security will be made redeemable in whole or in part.

Procedure for Rate Changes:

When a decision has been reached to change the interest rate on or other variable terms with respect to any Securities being offered for sale, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Securities. The Agent will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agent may resume solicitation of offers to purchase such Securities. Until such time only “indications of interest” may be recorded.

Acceptance or Rejection of Offers by Company:

Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent, in its discretion reasonably exercised, may reject any offer received by it, in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent. The Company, in its sole discretion, may accept any offer to purchase Securities and may reject any such offer, in whole or in part.

The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be.

Settlement:

The receipt of immediately available funds by the Company in payment for a Security and the authentication and delivery of such Security will, with respect to such Security, constitute “Settlement.”

All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the “Settlement Date”) which shall be the third business day after the date of acceptance of such offer, unless the Company and the purchaser shall agree to settle (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Settlement Procedures:

A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the “Sale Information”) to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

(1)	Principal amount of Securities to be purchased;

(2)	Issue Price (“Issue Price” shall mean (i) in the case of a sale in which an Agent shall act as a Selling Agent, the price to the purchaser or (ii) in the case of a sale to an Agent as Purchasing Agent, that Purchasing Agent’s reoffering price);

(3)	Selling Agent’s commission or, if applicable, Purchasing Agent’s discount (spread between the reoffering price and Purchasing Agent’s purchase price);

(4)	Net proceeds to the Company: (2) minus (3);

(5)	Method of and specified funds for payment of purchase price;

(6) (a)	Fixed Rate Securities:

(i)	interest rate

(ii)	interest payment dates

(iii)	regular record dates;

(b)	Floating Rate Securities:

(i)	interest rate basis

(ii)	initial interest rate

(iii)	spread or spread multiplier, if any

(iv)	interest rate reset dates

(v)	interest rate reset period

(vi)	interest payment dates

(vii)	initial interest payment date

(viii)	interest payment period

(ix)	regular record dates

(x)	index maturity

(xi)	calculation agent

(xii)	maximum and minimum interest rates, if any

(xiii)	calculation date

(xiv)	interest determination dates;

(7)	(a) Trade Date;

(b)	Interest Commencement Date (Settlement Date unless otherwise noted; “Issue Date” on Secured Notes);

(c)	Time of delivery;

(8)	Closing location;

(9)	Maturity date;

(10)	If redeemable at the Company’s option:

(a)	whether redeemable (i) in whole or (ii) in whole or in part;

(b)	whether redeemable at (i) fixed redemption prices or (ii) a make-whole redemption price;

(c)	if redeemable at fixed redemption prices:

(i)	initial redemption date

(ii)	redemption limitation date

(iii)	each redemption price and period;

(d)	if redeemable at a make-whole redemption price, the make-whole spread;

(11)	Sinking fund or other retirement provisions;

(12)	If repayable at the holder’s option:

(a)	repayment date;

(b)	repayment price;

(c)	election period;

(13)	The name of the Selling Agent or Purchasing Agent, as the case may be;

(14)	Exact name, address and taxpayer identification number of party to be the registered owner;

(15)	Party to whom Securities are to be delivered;

(16)	Denominations of certificates to be delivered at settlement;

(17)	The name of the Company’s bank and the account number for payment of the purchase price;

(18)	Whether the Securities to be purchased are Secured Notes or Unsecured Notes; and

(19)	Any other significant terms of the Securities or their offer or sale.

B. After receiving such settlement information from the Agent, the Company will advise the Trustee of the above settlement information. The Company will prepare a Pricing Supplement to the Prospectus and deliver copies to the Agent and will cause the Trustee to issue, authenticate and deliver Securities.

If an identical Pricing Supplement has not been previously filed with the Securities and Exchange Commission (the “SEC”), the Company will arrange to have transmitted promptly via EDGAR one copy of the Pricing Supplement (with the appropriate paragraph under Rule 424(b) and the Registration No. inscribed in the upper right corner) to the SEC, within the applicable time period provided in Rule 424(b).

One copy of the Pricing Supplement (with a copy of the cover letter sent to the SEC if a filing with the SEC is required) will be sent by facsimile to the Agents involved in such issue as soon as practicable but in no event later than 12:00 noon on the second day after the Trade Date at each of the following numbers:

Banc of America Securities LLC

One Bryant Park

NY1-100-03-01

New York, New York 10036

Attention: High Grade MTN Desk

Facsimile No. 646-855-0107

Telephone No. 616-855-6433

and

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

Attn: Fixed Income Syndicate

Facsimile No: 203-719-0495

Telephone No: 203-719-1088

and

J.P. Morgan Securities Inc.

270 Park Avenue, 8th Floor

New York, New York 10017

Attn: Medium Term Notes Desk

Facsimile No: 212-834-6081

and

Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

Attention: Debt Capital Markets

Facsimile No. 612-313-3117

Telephone No: 612-303-1824

The Company shall supply the Agents as soon as practicable but in no event later than the Settlement Date with an adequate supply of Prospectus Supplements and the accompanying Prospectuses and Pricing Supplements at the above addresses.

In addition, the Company will make any required filings with the OPUC and WUTC in respect of the Securities that are issued.

Suspension of Solicitation; Amendment or Settlement:

Subject to its representations, warranties and covenants contained in the Distribution Agreement, the Company may instruct the Agents to suspend solicitation of purchases at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend or supplement the Prospectus (other than to change interest rates or other variable terms with respect to the offering of the Securities), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment or supplement.

In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver or convey to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) relating to such Security prior to delivery to such purchaser or its agent of, or together with, the earlier to be delivered of (a) the confirmation of sale or (b) the Security.

Instruction from Company to Trustee for Preparation of Securities:

After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Mortgage Trustee or the Indenture Trustee, as the case may be, by telephone (confirmed in writing, by facsimile transmission or by other acceptable written means).

The Company will instruct such Trustee by telephone (confirmed in writing, by facsimile transmission or by other acceptable written means) to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day prior to the Settlement Date, unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Securities, in which case such instruction will be given by the Company to the Trustee by 10:00 a.m., New York City time, on the Settlement Date.

Procedures for Book-Entry Securities:

In connection with Securities issued in book-entry form and maintained in the book-entry system of The Depository Trust Company (“DTC”), (i) the Company and the Trustee shall act in accordance with the letters of representation (relating to the Secured Notes and the Unsecured Notes, respectively) from the Company and the Trustee to DTC, as the same may be amended, supplemented or otherwise modified from time to time, and (ii) the Trustee shall act in accordance with one or more Medium-Term Note Certificate Agreements, relating to the Securities, between the Trustee and DTC, as the same may be amended, supplemented or otherwise modified from time to time, and in accordance with its obligations as a participant in DTC.

The beneficial owner of a Security issued in book-entry form (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Security issued in book-entry form, the “Participants”) to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Security issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Security issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers of a Book-Entry Security will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Security.

Beneficial interests in the Securities may be purchased, owned and transferred only in denominations of $1,000 or any integral multiple of $1,000.

Preparation and Delivery of Securities by Trustee and Receipt of Payment Therefor:

Certificated Securities

The Company will instruct the Mortgage Trustee or the Indenture Trustee, as the case may be, to:

(i)	Prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

(ii)	In the case of a sale of Securities to a purchaser solicited by a Selling Agent, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to such Selling Agent, at the address listed below, for the benefit of the purchaser of such Securities against delivery by such Selling Agent of a receipt therefor. (On the Settlement Date, such Selling Agent will deliver payment for such Securities in immediately available funds to the Company’s account at a bank designated by the Company and included as a part of the Sale Information provided by the Selling Agent in an amount equal to the net proceeds to the Company; provided that the Selling Agent reserves the right to withhold payment for which it shall not have received funds from the purchaser.)

(iii)	In the case of a sale of Securities to a Purchasing Agent, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to such Purchasing Agent, at the address listed below, against delivery of payment therefor. (On the Settlement Date, such Purchasing Agent will deliver payment for such Securities in immediately available funds to the Company’s account at a bank designated by the Company and included as a part of the Sale Information provided by the Purchasing Agent in an amount equal to the net proceeds to the Company.)

(iv)	Complete the 4-ply Security and deliver three copies thereof as follows:

1.	Security with Agent’s customer confirmation.

2.	Copy 1 - for Trustee.

3.	Copy 2 - for Agent.

4.	Copy 3 - for Company.

(v)	With respect to each sale, deliver the Securities and Copies 1 and 2 thereof to the appropriate Agent at the following address:

Banc of America Securities LLC

One Bryant Park

NY1-100-03-01

New York, New York 10036

Attention: High Grade MTN Desk

Facsimile No. 646-855-0107

Telephone No. 616-855-6433

or

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

Attn: Fixed Income Syndicate

Facsimile No: 203-719-0495

or

J.P. Morgan Securities Inc.

270 Park Avenue, 8th Floor

New York, New York 10017

Attn: Medium Term Notes Desk

Facsimile No: 212-834-6081

or

Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

Attention: Debt Capital Markets

Facsimile No. 612-313-3117

Telephone No: 612-303-1824

as the case may be, or to any other Agent as directed by such Agent. (The Agent will acknowledge receipt of the Security, will keep Copy 2 and will return Copy 1 to the Trustee. Delivery of the Security by the Trustee will be made only against such acknowledgment of receipt. Prior to the first settlement date, the Trustee or the Company shall have sent a letter to Banc of Americas Securities LLC, UBS Securities LLC, J.P. Morgan Securities Inc., Piper Jaffray & Co. or any other Agent, as the case may be, containing standard wire instructions for the net proceeds of each Security, addressed as follows:

Banc of America Securities LLC

One Bryant Park

NY1-100-03-01

New York, New York 10036

Attention: High Grade MTN Desk

Facsimile No. 646-855-0107

Telephone No. 616-855-6433

or

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

Attn: Fixed Income Syndicate

Facsimile No: 203-719-0495

or

J.P. Morgan Securities Inc.

270 Park Avenue, 8th Floor

New York, New York 10017

Attn: Medium Term Notes Desk

Facsimile No: 212-834-6081

or

Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

Attention: Debt Capital Markets

Facsimile No. 612-313-3117

Telephone No: 612-303-1824

as the case may be, or as directed by such other Agent.)

(vi)	Send Copy 3 to the Company.

Book-Entry Securities

A. The Company will assign a CUSIP number to the Book-Entry Security representing such Security and then advise the Trustee by electronic transmission of the Sale Information received from the Agent, such CUSIP number and the name of such Agent.

B. The Trustee will communicate to DTC and the Agent through DTC’s Participant Terminal System, a pending deposit message specifying the following settlement information:

(1)	The following Sale Information with respect to each Security:

(a)	Taxpayer identification number of the purchaser.

(b)	Principal amount of the Security.

(c)	Fixed Rate Securities:

(i)	interest rate;

(ii)	interest payment dates; and

(iii)	regular record dates.

(d)	Floating Rate Securities:

(i)	interest rate basis;

(ii)	initial interest rate;

(iii)	spread or spread multiplier, if any;

(iv)	interest rate reset dates;

(v)	interest rate reset period;

(vi)	interest payment dates;

(vii)	interest payment period;

(viii)	regular record dates;

(ix)	index maturity;

(x)	calculation agent;

(xi)	maximum and minimum interest rates, if any;

(xii)	calculation date; and

(xiii)	interest determination dates.

(e)	Issue price.

(f)	Trade date.

(g)	Interest Commencement Date, which shall be the Settlement Date unless otherwise noted (“Issue Date” on Secured Notes).

(h)	Maturity date.

(i)	Net proceeds to the Company.

(j)	Agent’s commission.

(k)	Redemption provisions, if any.

(l)	Repayment provisions, if any.

(2)	Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

(3)	Identification as a Fixed Rate Book-Entry Security or Floating Rate Book-Entry Security.

(4)	Initial Interest Payment Date for such Security, number of days by which such date succeeds the related record date for DTC purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

(5)	CUSIP number of the Book-Entry Security representing such Security.

(6)	Whether such Book-Entry Security represents any other Securities issued or to be issued in book-entry form.

C. The Company will complete and deliver to the Trustee a Book-Entry Security representing such Security in a form that has been approved by the Company, the Agents and the Trustee.

D. The Company will (by telecopy followed by an original copy) provide the Trustee with an opinion regarding the authentication of such Security and certified copies of governmental approvals specified in such opinion.

E. The Trustee will authenticate the Book-Entry Security representing such Security.

F. DTC will credit such Security to the participant account of the Trustee maintained by DTC.

G. The Trustee will enter a Same-Day Funds Settlement System (“SDFS”) deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Security to the Trustee’s participant account and credit such Security to the participant account, maintained by DTC, of the Agent which presented to the Company the offer to purchase such Security which was accepted by the Company (the “Presenting Agent”) and (ii) to debit the settlement account of the Presenting Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Security less such Agent’s commission.

H. The Presenting Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Security to the Presenting Agent’s participant account and credit such Security to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent maintained by DTC, in an amount equal to the initial public offering price of such Security.

I. Transfer of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure G.

K. The Trustee will send a copy of the Book-Entry Security by first class mail to the Company together with a statement setting forth the principal amount of Securities Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Securities of which the Company has advised the Trustee but which have not yet been settled.

L. The Agent will confirm the purchase of such Security to the purchaser either by transmitting to the Participant with respect to such Security a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser.

M. Settlement Procedures Timetable:

(1)	For orders of Securities accepted by the Company, Settlement Procedures A through K shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement Procedure	Time
A	11:00 a.m. on the trade date
B	2:00 p.m. on the trade date

C	3:00 p.m. on the Business Day before Settlement Date
D-E	9:00 a.m. on Settlement Date
F	10:00 a.m. on Settlement Date
G-H	No later than 2:00 p.m. on Settlement Date
I	4:45 p.m. on Settlement Date
J-K	5:00 p.m. on Settlement Date

(2)	If a sale is to be settled more than one Business Day after trade date, Settlement Procedures A and B may, if necessary, be completed at any time prior to the specified times on the first Business Day after such trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Security is not known at the time that the Sale Information is given by the Presenting Agent to the Company, Settlement Procedures A and B shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

(3)	If settlement of a Security issued in book-entry form is rescheduled or canceled, the Trustee will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure of Purchaser to Pay Selling Agent:

Certificated Securities

If a purchaser shall fail to make payment to the Selling Agent for any Security, the net proceeds to the Company which, theretofore, shall have been paid by the Selling Agent to the Company, the Selling Agent will promptly notify the Mortgage Trustee or the Indenture Trustee, as the case may be, and the Company of such failure by telephone, promptly confirmed in writing or by facsimile transmission or by other acceptable written means. The Selling Agent promptly will return such Security to such Trustee. Promptly upon receipt of such Security by such Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. Such Trustee will cancel any Security in respect of which such a failure shall occur, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy such Security.

Book-Entry Securities

If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security issued in book-entry form pursuant to paragraph F above, the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Security to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Security representing such Security that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Securities represented by a Book-Entry Security, the Trustee will mark such Book-Entry Security “canceled”, make appropriate entries in its records and send such canceled Book-Entry Security to the Company. The CUSIP number assigned to such Book-Entry Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Securities represented by a Book-Entry Security, the Trustee will exchange such Book-Entry Security for two Book-Entry Securities, one of which shall represent the Book-Entry Securities for which withdrawal messages are processed and shall be canceled immediately after issuance, and the other of which shall represent the other Securities previously represented by the surrendered Book-Entry Security and shall bear the CUSIP number of the surrendered Book-Entry Security.

If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof (or a person, including an indirect participant in DTC acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC’s Participant Terminal System reversing the orders entered pursuant to paragraphs F and G above, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Security that was to have been represented by a Book-Entry Security also representing other Securities, the Trustee will provide, in accordance with paragraphs C and D above, for the authentication and issuance of a Book-Entry Security representing such remaining Securities and will make appropriate entries in its records.

ANNEX II

Northwest Natural Gas Company

Medium-Term Notes

Terms Agreement

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, MN 55402

[Name of additional Agents, if any]

Ladies and Gentlemen:

Subject to the terms and conditions set forth herein and, to the extent provided below, in the Distribution Agreement, dated March 18, 2009 (the “Distribution Agreement”), among Northwest Natural Gas Company (the “Company”), on the one hand, and Banc of America Securities LLC, UBS Securities LLC, J.P. Morgan Securities Inc., Piper Jaffray & Co. and each other person which shall become a party to the Distribution Agreement (each an “Agent” and, together, the “Agents”), on the other, the Company proposes to issue and sell to [Banc of America Securities LLC,] [UBS Securities LLC,] [J.P. Morgan Securities Inc.,] [Piper Jaffray & Co.,] [Name of other Agent] the Securities (as defined in the Distribution Agreement) specified in the Schedule hereto (the “Purchased Securities”), at the time, place and purchase price and upon the terms and conditions set forth in such Schedule. Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth herein. Each reference in the Distribution Agreement to the Pricing Disclosure Package shall be deemed to refer to the items specified next to the caption “Pricing Disclosure Package” in the Schedule hereto.

Each of the representations and warranties set forth in the Distribution Agreement shall be deemed to have been made by the Company at and as of the date of this Terms Agreement, except that each such representation and warranty which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented with respect to the Purchased Securities.

A supplement to the Prospectus relating to the Purchased Securities, in the form heretofore delivered to and approved by you, is now proposed to be filed with the Commission in accordance with Rule 424(b) under the Act and the Term Sheet [and             ] specified next to the caption “Pricing Disclosure Package” in the Schedule hereto is now proposed to be filed with the Commission in accordance with Rule 433 under the Act.

Subject to the terms and conditions set forth herein and to those of the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Banc of America Securities LLC,] [UBS Securities LLC,] [J.P. Morgan Securities Inc.,] [Piper Jaffray & Co.,] [Name of other Agent] and [Banc of America Securities LLC.] [UBS Securities LLC,] [J.P. Morgan Securities Inc.,] [Piper Jaffray & Co.,] [Name of other Agent] agrees to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

NORTHWEST NATURAL GAS COMPANY

By:
Title:

Accepted as of the date hereof:

[BANC OF AMERICA SECURITIES LLC

By:
Title: ]

[UBS SECURITIES LLC

By:
Title: ]

By:
Title: ]

[J.P. MORGAN SECURITIES INC.

By:
Title: ]

[PIPER JAFFRAY & CO.

By:
Title: ]

[Name of other Agent, if any]

Schedule to Annex II

Title of Purchased Securities:

Aggregate Principal Amount:             $

Price to Public:

Purchase Price by [Banc of America Securities LLC,] [UBS Securities LLC,] [J.P. Morgan Securities Inc.,] [Piper Jaffray & Co.,] [Name of other Agent]:

% of the principal amount of the Purchased Securities [, plus accrued interest from to         ] [and accrued amortization of discount from             to             ]

Method of and Specified Funds for Payment of Purchase Price:

[By certified or official bank check or checks, payable to the order of the Company, in [[New York Clearing House] [immediately available] funds]

[By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture: [Mortgage] [Note Indenture]

Interest Commencement Date which shall be the Settlement Date unless otherwise noted (“Issue Date” on Secured Notes):

Pricing Disclosure Package:	1.	Prospectus, dated January 8, 2008
	2.	Prospectus Supplement, dated March 18, 2009
	3.	[Preliminary Pricing Supplement, dated ]
	4.	[Term Sheet, dated ]
	5.	[Other]

Applicable Time:

Time of Delivery:

Closing Location:

Stated Maturity Date:

Interest Rate or Rates (or Method of Determining Interest):

Interest Payment Dates: [months and dates]

Initial Interest Payment Date:

Regular Record Dates:

Redeemable at Company’s Option: Yes                  No

In Whole: Yes                 No

In Part: Yes                 No

Fixed Redemption Prices              / Make-Whole Redemption Price

Fixed Redemption Prices:

Initial Redemption Date:

Redemption Limitation Date:

Initial Redemption Price:

Reduction Percentage:

Make-Whole Redemption Price:

Make-Whole Spread:

Sinking Fund or Other Retirement Provisions, if any:

Repayable at Option of Holder: Yes                 No

Repayment Date:

Repayment Price:

Election Period:

Documents to be Delivered as a Condition to the Closing:

[(1)	The opinion of counsel to the Agents referred to in Section 5(h)]

[(2)	The opinion of counsel to the Company referred to in Section 5(i)(i)]

[(3)	The opinion of counsel to the Company referred to in Section 5(i)(ii)]

[(4)	The opinion of counsel to the Company referred to in Section 5(i)(iii)]

[(5)	The accountants letter referred to in Section 5(j)]

[(6)	The officers certificate referred to in Section 5(i)(iv)]

Other Provisions (including Syndicate Provisions, if applicable):

ANNEX III

[Letterhead of Margaret D. Kirkpatrick, Esq.]

[Date]

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

111 SW Fifth Avenue, Suite 1900

Portland, Oregon 97204

Ladies and Gentlemen:

With reference to the issuance and sale from time-to-time by Northwest Natural Gas Company (the “Company”), pursuant to the Distribution Agreement, dated March 18, 2009 (the “Agreement”), between the Company and each of you, of not to exceed $300,000,000 in aggregate principal amount of (i) the Company’s First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the “Secured Notes”) to be issued under the Company’s Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the “Corporate Trustee”) and R.G. Page (Stanley Burg, successor), as trustees, as supplemented by twenty supplemental indentures (such Mortgage and Deed of Trust, as so supplemented, being hereinafter called the “Mortgage”), and (ii) the Company’s Unsecured Medium-Term Notes, Series B (the “Unsecured Notes”), to be issued under the Company’s Indenture, dated as of June 1, 1991 (the “Indenture”), to Deutsche Bank Trust Company Americas, as trustee (the “Indenture Trustee”) (the Secured Notes and the Unsecured Notes being hereinafter collectively referred to as the “Notes”), and the appointment of each of you as agents of the Company pursuant to the Agreement for the purposes of soliciting and receiving offers to purchase Notes, as agents, and purchasing Notes, as principals, from the Company, please be advised that, as counsel for the Company, I have participated in the preparation of or reviewed (a) the Restated Articles of Incorporation, as amended, and Bylaws, as amended, of the Company; (b) the Mortgage; (c) the Indenture; (d) the Agreement; (e) the registration statement (File No. 333-148527) (the “Registration

Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”) for the registration under the Securities Act of 1933, as amended (the “1933 Act”), of the Company’s securities (which may include the Notes), and for the qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Mortgage and the Indenture, which Registration Statement became effective on January 8, 2008; (f) the prospectus, dated January 8, 2008, constituting a part of the Registration Statement in the form in which the Registration Statement became effective, or if such prospectus has been amended or supplemented subsequent to such effectiveness, as so amended and supplemented, including the documents incorporated therein by reference pursuant to Item 12 of Form S-3, as supplemented by the prospectus supplement relating to the Notes, dated March 18, 2009, filed with the Commission pursuant to Rule 424(b) under the Securities Act (together, the “Prospectus”); (g) the proceedings before the Oregon Public Utility Commission (the “OPUC”) and the Washington Utilities and Transportation Commission (the “WUTC”) relating to the issuance and sale of the Notes; and (h) the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Notes. I have also examined such other documents and satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Notes, except specimens thereof.

In preparation of this opinion, I have examined originals or photostatic certified copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as I deemed appropriate and necessary for the opinion hereinafter set forth. In my examination, I have assumed the authenticity of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. As to certain matters of fact material to the opinion expressed herein, I have relied upon certificates of various corporate officers of the Company and public officials. I assume the accuracy of the material and factual matters contained therein.

I am of the opinion that:

1. The Company is a validly organized and existing corporation under the laws of the State of Oregon, and has corporate power to own its properties and conduct its business as described in the Prospectus.

2. The Agreement has been duly and validly authorized, executed and delivered by the Company.

3. The Mortgage and the Indenture have been duly and validly authorized by all necessary corporate action, have been duly and validly executed and delivered, and are valid and binding instruments enforceable in accordance with their terms, subject, as to enforcement, to laws and principles of equity relating to or affecting generally the enforcement of creditors rights, including, without limitation, bankruptcy and insolvency.

4. The form of the Secured Notes has been duly authorized and has been established in conformity with the provisions of the Mortgage; the form of the Unsecured Notes bearing interest at a fixed rate, has been duly authorized and has been established in conformity with the provisions of the Indenture; and the form of the Unsecured Notes, bearing interest at a variable rate or not bearing interest, when set forth in a Company Order or Orders (as defined in

III-2

the Indenture) or established by procedures acceptable to the Indenture Trustee specified in a Company Order or Orders, will have been duly authorized and will have been established in conformity with the provisions of the Indenture.

5. The Secured Notes have been duly authorized by the resolutions adopted by the Company’s Board of Directors on May 27, 1993, September 26, 1996, April 24, 1997, February 26, 1998, April 27, 2000, April 25, 2002, December 18, 2003 and December 20, 2007 (the “Board Resolutions”), and when the terms of the Secured Notes shall have been determined as contemplated by and in accordance with the Mortgage, the Board Resolutions and written orders or instructions evidencing determinations by officers of the Company, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Mortgage.

6. The Unsecured Notes have been duly authorized by the Board Resolutions, and when the terms of the Unsecured Notes shall have been determined as contemplated by and in accordance with the Indenture, the Board Resolutions and, to the extent required by the Indenture and the Board Resolutions, by Officers’ Certificates (as defined in the Indenture), Company Orders and procedures acceptable to the Indenture Trustee specified in such Company Orders, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Indenture.

7. The Notes, when (a) executed by the Company, (b) completed, authenticated and delivered by the Corporate Trustee or the Indenture Trustee, as the case may be, (c) issued and delivered by the Company and (d) paid for, all as contemplated by and in accordance with the Mortgage, in the case of Secured Notes, the Indenture, in the case of Unsecured Notes, the Board Resolutions, and (to the extent required by the Mortgage or the Indenture and the Board Resolutions) Officers’ Certificates, Company Orders, procedures acceptable to the Indenture Trustee specified in such Company Orders, written orders or instructions evidencing determinations by the officers of the Company, the Agreement, the Administrative Procedure (as defined in the Agreement), and Terms Agreements (as defined in the Agreement), if any, will be duly issued under the Mortgage or the Indenture, as the case may be, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Mortgage or the Indenture, as the case may be, and enforceable in accordance with their terms, subject, as to enforcement, to laws and principles of equity relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency, and, in the case of the Secured Notes, entitled to the benefit of the security afforded by the Mortgage.

8. The issuance and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture and the Agreement and the consummation of the transactions contemplated by the Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company’s Restated Articles of Incorporation, as amended, or Bylaws, as amended, or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

III-3

9. The statements of Oregon and Federal law (other than the 1933 Act, the Securities Exchange Act of 1934 and the Trust Indenture Act), and legal conclusions based thereon, contained in, or in the documents incorporated by reference in, the Prospectus have been reviewed by me and are correct (except to the extent that any statement contained in a document incorporated or deemed to be incorporated by reference in the Prospectus may be deemed to be modified or superseded in the Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in the Prospectus).

10. Except as described in the Prospectus, there are no pending material legal or governmental proceedings and, to my knowledge, no material threatened legal or governmental proceedings, to which the Company is a party or of which any of the property of the Company is the subject, other than ordinary routine litigation incidental to the kind of business conducted by the Company.

In the course of the preparation by the Company of the Registration Statement and the Prospectus, I had conferences with certain officers and employees of the Company, but I have made no independent verification of the accuracy or completeness of the representations and statements made to me by such person or the information included by the Company in the Registration Statement and the Prospectus, and take no responsibility therefor, except as set forth in paragraph 9 above. However, my examination of the Registration Statement and the Prospectus and my discussions in the above-mentioned conferences did not disclose to me any information which causes me to believe that, when the Registration Statement became effective, it contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that I do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, or as to the Forms T-1 or T-2, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

This opinion is limited to the facts and law at the date hereof. In rendering the opinions set forth in paragraphs 7 and 8 above, I have necessarily assumed that, at the time of any issuance, sale and delivery of a Note (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes, (ii) the Company has filed a statement with the WUTC establishing compliance with the applicable Washington statutory provisions with respect to the issuance and sale of such Note and the Company complies with the terms of such statement, (iii) the orders of the OPUC with respect to the Notes being sold remain in full force and effect and have not been modified or amended by the OPUC, and the Company complies with the terms of such orders, (iv) the Registration Statement remains effective under the 1933 Act, and (v) the Mortgage and the Indenture remain qualified under the Trust Indenture Act.

III-4

I do not express any opinion herein concerning any law other than the laws of the State of Oregon and the Federal laws of the United States. In rendering this opinion, I have relied, with your consent, as to certain matters of Washington and Oregon law, upon the opinion of even date herewith addressed to you by Stoel Rives LLP, special Washington and Oregon counsel to the Company, and, as to all matters governed by the laws of the State of New York, the 1933 Act, the Securities Exchange Act of 1934 and the Trust Indenture Act, upon the opinion of even date herewith addressed to you by Morgan, Lewis & Bockius LLP, New York, New York, counsel for the Company.

You, the Trustees and, as to matters governed by the laws of the State of Oregon, Morgan, Lewis & Bockius LLP and your counsel, Simpson Thacher & Bartlett LLP, may rely upon this opinion in connection with the issuance and sale of the Notes. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, my prior written consent.

Very truly yours,

Margaret D. Kirkpatrick, Esq.

III-5

ANNEX IV

[Letterhead of Morgan, Lewis & Bockius LLP]

[Date]

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

111 SW Fifth Avenue, Suite 1900

Portland, Oregon 97204

Ladies and Gentlemen:

With reference to the issuance and sale from time-to-time by Northwest Natural Gas Company (the “Company”), pursuant to the Distribution Agreement, dated March 18, 2009 (the “Agreement”), between the Company and each of you, of not to exceed $300,000,000 in aggregate principal amount of (i) the Company’s First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the “Secured Notes”), to be issued under the Company’s Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the “Corporate Trustee”) and R.G. Page (Stanley Burg, successor), as trustees, as supplemented by twenty supplemental indentures (such Mortgage and Deed of Trust, as so supplemented, being hereinafter called the “Mortgage”), and (ii) the Company’s Unsecured Medium-Term Notes, Series B (the “Unsecured Notes”), to be issued under the Company’s Indenture, dated as of June 1, 1991 (the “Indenture”), to Deutsche Bank Trust Company Americas, as trustee (the “Indenture Trustee”) (the Secured Notes and the Unsecured Notes being hereinafter collectively referred to as the “Notes”), and the appointment of each of you as agents of the Company pursuant to the Agreement for the purposes of soliciting and receiving offers to purchase Notes, as agents, and purchasing Notes, as principals, from the Company, please be advised that, as counsel to the Company, we have participated in the preparation of or reviewed (a) the Restated Articles of Incorporation, as amended, and Bylaws, as amended, of the Company; (b) the Mortgage; (c) the Indenture; (d) the Agreement; (e) the registration statement (File No. 333-148527) (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”)

for the registration under the Securities Act of 1933, as amended (the “1933 Act”), of the Company’s securities (which may include the Notes), and for the qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Mortgage and the Indenture, which Registration Statement became effective on January 8, 2008; (f) the prospectus, dated January 8, 2008, constituting a part of the Registration Statement in the form in which the Registration Statement became effective, or if such prospectus has been amended or supplemented subsequent to such effectiveness, as so amended and supplemented, including the documents incorporated therein by reference pursuant to Item 12 of Form S-3, as supplemented by the prospectus supplement relating to the Notes, dated March 18, 2009, filed with the Commission pursuant to Rule 424(b) under the Securities Act (together, the “Prospectus”); (g) the records of the proceedings before the Oregon Public Utility Commission (the “OPUC”) and the Washington Utilities and Transportation Commission (the “WUTC”) relating to the issuance and sale of the Notes; and (h) the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Notes. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Notes, except specimens thereof.

In the preparation of this opinion, we have examined originals or photostatic or certified copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as we deemed appropriate and necessary for the opinion hereinafter set forth. In our examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to certain matters of fact material to the opinion expressed herein, we have relied upon certificates of various corporate officers of the Company and public officials. We assume the accuracy of the material and factual matters contained therein.

We are of the opinion that:

1. The Company is a validly organized and existing corporation under the laws of the State of Oregon, and is authorized to transact business in the State of Washington.

2. The Agreement has been duly and validly authorized, executed and delivered by the Company.

3. The Mortgage and the Indenture have been duly and validly authorized by all necessary corporate action, have been duly and validly executed and delivered, have been duly qualified under the Trust Indenture Act, and are valid and binding instruments enforceable in accordance with their terms, subject, as to enforcement, to laws and principles of equity relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency.

4. The form of the Secured Notes has been duly authorized and has been established in conformity with the provisions of the Mortgage and conforms to the description thereof contained in the Prospectus; the form of the Unsecured Notes, bearing interest at a fixed rate, has been duly authorized and has been established in conformity with the provisions of the Indenture and conforms to the description thereof contained in the Prospectus; and the form of the Unsecured Notes, bearing interest at a variable rate or not bearing interest, when set forth in a Company Order or Orders (as defined in the Indenture) or established by procedures acceptable to the Indenture Trustee specified in a Company Order or Orders, will have been duly authorized and will have been established in conformity with the provisions of the Indenture.

5. The Secured Notes have been duly authorized by the resolutions adopted by the Company’s Board of Directors on May 27, 1993, September 26, 1996, April 24, 1997, February 26, 1998, April 27, 2000, April 25, 2002, December 18, 2003 and December 20, 2007 (the “Board Resolutions”), and when the terms of the Secured Notes shall have been determined as contemplated by and in accordance with the Mortgage, the Board Resolutions and written orders or instructions evidencing determinations by officers of the Company, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Mortgage.

6. The Unsecured Notes have been duly authorized by the Board Resolutions, and when the terms of the Unsecured Notes shall have been determined as contemplated by and in accordance with the Indenture, the Board Resolutions and, to the extent required by the Indenture and the Board Resolutions, by Officers’ Certificates (as defined in the Indenture), Company Orders and procedures acceptable to the Indenture Trustee specified in such Company Orders, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Indenture.

7. The Notes, when (a) executed by the Company, (b) completed, authenticated and delivered by the Corporate Trustee or the Indenture Trustee, as the case may be, (c) issued and delivered by the Company and (d) paid for, all as contemplated by and in accordance with the Mortgage, in the case of the Secured Notes, the Indenture, in the case of Unsecured Notes, the Board Resolutions, and (to the extent required by the Mortgage or the Indenture and the Board Resolutions) Officers’ Certificates, Company Orders, procedures acceptable to the Indenture Trustee specified in such Company Orders, written orders or instructions evidencing determinations by the officers of the Company, the Agreement, the Administrative Procedure (as defined in the Agreement) and Terms Agreements (as defined in the Agreement), if any, will be duly issued under the Mortgage or the Indenture, as the case may be, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Mortgage or the Indenture, as the case may be, and enforceable in accordance with their terms, subject, as to enforcement, to laws and principles of equity relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency, and, in the case of the Secured Notes, entitled to the benefit of the security afforded by the Mortgage.

8. The issuance and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture and the Agreement and the consummation of the transactions contemplated by the Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Mortgage and the Indenture or the Company’s Restated Articles of Incorporation, as amended, or Bylaws, as amended.

9. The Registration Statement is an automatic shelf registration statement that became effective upon filing under the 1933 Act within three years of the date hereof, and, to our knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose are pending before or have been proposed by the SEC; the Mortgage and the Indenture have been duly qualified under the Trust Indenture Act; the Registration Statement at the time it became effective complied, and the Prospectus (excluding the documents incorporated therein by reference) as of the date of this opinion complies, as to form, in all material respects with the requirements of the 1933 Act, the Trust Indenture Act (except with respect to the Forms T-1 and Form T-2, upon which we express no opinion) and the rules and regulations of the SEC thereunder; and the documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 (other than the financial statements and other financial or statistical data contained therein, upon which we express no opinion), as of their respective dates of filing, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC thereunder.

In the course of the preparation by the Company of the Registration Statement and the Prospectus, we had conferences with certain officers and employees of the Company, with the counsel for the Company and with you and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by such persons or the information included by the Company in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as set forth in paragraph 4 above. In passing upon the form of the Registration Statement and the Prospectus we have, therefore, assumed the accuracy and completeness of such representations, statements and information, except as aforesaid. However, our examination of the Registration Statement and the Prospectus and our discussions in the above-mentioned conferences did not disclose to us any information which gives us reason to believe that, when the Registration Statement became effective, it contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that we do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, or as to the Forms T-1 or T-2, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

This opinion is limited to the facts and law at the date hereof. In rendering the opinions set forth in paragraphs 7 and 9 above, we have necessarily assumed that, at the time of any issuance, sale and delivery of a Note (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes, (ii) the Company has filed a statement with the WUTC establishing compliance with the applicable Washington statutory provisions with respect to the issuance and sale of such Note and the Company complies with the terms of such statement, (iii) the orders of the OPUC with respect to the Notes being sold remain in full force and effect and have not been modified or amended by the OPUC, and the Company complies with the terms of such orders, (iv) the Registration Statement remains effective under the 1933 Act, and (v) the Mortgage and the Indenture remain qualified under the Trust Indenture Act.

We do not express any opinion herein concerning any law other than the laws of the State of New York, the State of Oregon, the State of Washington and the Federal laws of the United States. Accordingly, in rendering this opinion, we have relied, with your consent, as to all matters governed by the laws of the State of Oregon, upon the opinions of even date herewith addressed to you by Margaret D. Kirkpatrick, Esq., counsel for the Company, and Stoel Rives LLP, special Washington and Oregon counsel to the Company, and, as to all matters governed by the laws of the State of Washington, upon the opinion of Stoel Rives LLP, special Washington and Oregon counsel to the Company. We understand that you are relying upon the opinions of Margaret D. Kirkpatrick, Esq., and Stoel Rives LLP as to all matters governed by the laws of the States of Oregon and Washington, as the case may be, including, in the case of the opinion of Stoel Rives LLP, titles to property and the lien of the Mortgage, upon which we express no opinion.

You, the Trustees, and as to matters governed by the laws of the State of New York and the 1933 Act, the Exchange Act and the Trust Indenture Act, Margaret D. Kirkpatrick, Esq., may rely upon this opinion in connection with the issuance and sale of the Notes. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, our prior written consent.

Very truly yours,

MORGAN, LEWIS & BOCKIUS LLP

ANNEX V

[Letterhead of Stoel Rives LLP]

[Date]

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

111 SW Fifth Avenue, Suite 1900

Portland, Oregon 97204

Ladies and Gentlemen:

With reference to the issuance and sale from time-to-time by Northwest Natural Gas Company (the “Company”), pursuant to the Distribution Agreement, dated March 18, 2009 (the “Agreement”), between the Company and each of you, of not to exceed $300,000,000 in aggregate principal amount of (i) the Company’s First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the “Secured Notes”) to be issued under the Company’s Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the “Corporate Trustee”) and R.G. Page (Stanley Burg, successor), as trustees, as supplemented by twenty supplemental indentures (such Mortgage and Deed of Trust, as so supplemented, being hereinafter called the “Mortgage”), and (ii) the Company’s Unsecured Medium-Term Notes, Series B (the “Unsecured Notes”), to be issued under the Company’s Indenture, dated as of June 1, 1991 (the “Indenture”), to Deutsche Bank Trust Company Americas, as trustee (the “Indenture Trustee”) (the Secured Notes and the Unsecured Notes being hereinafter collectively referred to as the “Notes”), and the appointment of each of you as agents of the Company pursuant to the Agreement for the purposes of soliciting and receiving offers to purchase Notes, as agents, and purchasing Notes, as principals, from the Company, please be advised that, as special Oregon and Washington counsel to the Company, we have reviewed (a) the Mortgage; (b) the Indenture; (c) the Agreement; and (d) the proceedings before the Washington Utilities and Transportation Commission (the “WUTC”) relating to the issuance and sale of the Notes. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Notes, except for forms thereof.

In preparation of this opinion, we have examined originals or photostatic copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as we deemed appropriate and necessary for the opinion hereinafter set forth. In our examination, we have assumed the authenticity of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also assumed that the Mortgage, the Indenture and the Agreement have been duly authorized, executed and delivered by, and are legally binding on, each of the parties thereto.

As to certain matters of fact material to the opinion expressed herein, we have relied upon certificates of various corporate officers of the Company and public officials. We assume the accuracy of the material and factual matters contained therein.

Based upon the foregoing and subject to the following qualifications, we are of the opinion that:

1. The Company is authorized to transact business in the State of Washington.

2. The Mortgage constitutes a first security interest on all of the personal properties and fixtures owned by the Company that are described in the Mortgage and are intended to be subject to the lien thereof, subject only to Excepted Encumbrances (as defined in the Mortgage); and the description in the Mortgage of such properties and fixtures is adequate to constitute the Mortgage a security interest thereon.

3. The Company has good and sufficient title to all of the real properties owned by the Company that are described in the Mortgage and intended to be subject to the lien thereof, subject only to Excepted Encumbrances (as defined in the Mortgage) and to minor defects and irregularities of the nature customarily found in properties of like size and character; the description in the Mortgage of such properties is adequate to constitute the Mortgage a lien thereon; and the Mortgage is a valid first mortgage lien on such properties, subject to the exceptions noted above in this paragraph 3.

4. The issuance and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture and the Agreement and the consummation of the transactions contemplated by the Agreement will not violate any law, rule or regulation of the State of Oregon or the State of Washington or any political subdivision thereof known to us to be applicable to the Company.

5. The OPUC has issued orders authorizing the issuance and sale by the Company of the Notes; and no further approval, authorization, consent or other order of, or filing with, any public board or body (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction and other than the statements to be filed with the WUTC establishing compliance with applicable statutory provisions) is legally required in Oregon or Washington for the issuance and sale of the Notes through each of you, as agent, on the terms and conditions set forth in the Agreement.

V-2

This opinion is limited to the facts and law at the date hereof. In rendering the opinions set forth in paragraphs 4 and 5 above, we have necessarily assumed that, at the time of any issuance, sale and delivery of a Note (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes, (ii) the Company has filed a statement with the WUTC establishing compliance with the applicable Washington statutory provisions with respect to the issuance and sale of such Note and the Company complies with the terms of such statement, and (iii) the orders of the OPUC with respect to the Notes being sold remain in full force and effect and have not been modified or amended by the OPUC, and the Company complies with the terms of such orders.

We do not express any opinion herein concerning any laws other than the laws of the State of Oregon and the State of Washington.

In giving the foregoing opinions, we express no opinion as to any securities or blue sky laws of any jurisdiction.

You, the Trustees, Margaret D. Kirkpatrick, Esq., counsel for the Company, Morgan, Lewis & Bockius LLP, counsel to the Company, and your counsel, Simpson Thacher & Bartlett LLP, as to matters governed by the laws of the State of Oregon and the State of Washington, may rely upon this opinion in connection with the issuance and sale of the Notes. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, our prior written consent.

Very truly yours,

STOEL RIVES LLP

V-3

ANNEX VI

[Contents of Letter of Independent Registered Public Accounting Firm]

The letter of each independent registered public accounting firm will state in effect that, for the periods during which such firm was the independent registered public accounting firm for the Company:

1. They are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations;

2. In their opinion, the consolidated financial statements and financial statement schedule examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the published rules and regulations adopted by the SEC;

3. On the basis of limited procedures, not constituting an examination made in accordance with generally accepted auditing standards, including a reading of the latest available interim financial statements of the Company, if any, a reading of certain other unaudited financial data, a reading of the minute books of the Company since December 31, 2008, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(a)(1) the latest interim consolidated financial statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder as they apply to Form 10-Q or (2) said interim consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement;

(b) at the date of the latest available interim balance sheet of the Company and at a subsequent specified date not more than five business days prior to the Time of Delivery, there has been any change in the capital stock (except for (i) shares of the Company’s Common Stock issued under the Company’s Dividend Reinvestment Plan, Restated Stock Option Plan or Employee Stock Purchase Plan and (ii) shares of Common Stock repurchased pursuant to the Company’s Repurchase Program), any increase in the long-term debt or net current liabilities of the Company, or any decrease in net assets, working capital or shareholders’ equity, in each case as compared with amounts shown in the balance sheet as of the date of the latest financial statements incorporated by reference in the Registration Statement, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; or

(c) for the latest period for which financial information is available subsequent to the latest financial statements included or incorporated by reference in the Prospectus, there were any decreases in net sales, net income and total or per share amounts of income before extraordinary items, as compared to the corresponding period in the prior year, except in each case for decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; and

4. They have performed certain other specified procedures with respect to certain amounts and percentages set forth in the Registration Statement or in the documents incorporated by reference therein, as have been requested by your counsel and approved by the Company, and have found them to be in agreement with the records of the Company and the computations to be arithmetically correct.

VI-2

ANNEX VII

[Letterhead of Stoel Rives LLP]

[Date]

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

111 SW Fifth Avenue, Suite 1900

Portland, Oregon 97204

Ladies and Gentlemen:

With reference to the issuance and sale from time-to-time by Northwest Natural Gas Company (the “Company”), pursuant to the Distribution Agreement, dated March 18, 2009 (the “Agreement”), between the Company and each of you, of not to exceed $300,000,000 in aggregate principal amount of (i) the Company’s First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the “Secured Notes”) to be issued under the Company’s Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the “Corporate Trustee”) and R.G. Page (Stanley Burg, successor), as trustees, as supplemented by twenty supplemental indentures (such Mortgage and Deed of Trust, as so supplemented, being hereinafter called the “Mortgage”), and (ii) the Company’s Unsecured Medium-Term Notes, Series B (the “Unsecured Notes”), to be issued under the Company’s Indenture, dated as of June 1, 1991 (the “Indenture”), to Deutsche Bank Trust Company Americas, as trustee (the “Indenture Trustee”) (the Secured Notes and the Unsecured Notes being hereinafter collectively referred to as the “Notes”), and the appointment of each of you as agents of the Company pursuant to the Agreement for the purposes of soliciting and receiving offers to purchase Notes, as agents, and purchasing Notes, as principals, from the Company, please be advised that, as special Washington counsel to the Company, we have reviewed (a) the Mortgage; (b) the Indenture; (c) the Agreement; and (d) the proceedings before the Washington Utilities and Transportation Commission (the “WUTC”) relating to the issuance and sale of the Notes. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Notes, except for forms thereof.

In preparation of this opinion, we have examined originals or photostatic copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as we deemed appropriate and necessary for the opinion hereinafter set forth. In our examination, we have assumed the authenticity of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also assumed that the Mortgage, the Indenture and the Agreement have been duly authorized, executed and delivered by, and are legally binding on, each of the parties thereto.

As to certain matters of fact material to the opinion expressed herein, we have relied upon certificates of various corporate officers of the Company and public officials. We assume the accuracy of the material and factual matters contained therein.

Based upon the foregoing and subject to the following qualifications, we are of the opinion that the Company has filed a statement with the WUTC, dated                     , 200     in Docket          -             , establishing compliance with applicable statutory provisions with respect to the issuance and sale by the Company of up to $                     aggregate principal amount of the Notes; the statement complied with the terms of the Revised Code of Washington 80.08.040; and under the laws of the State of Washington, no further approval, authorization, consent or other order of, or filing with, any public board or body is legally required for the issuance and sale of such Notes through each of you, as agent, on the terms and conditions set forth in the Agreement.

This opinion is limited to the facts and law at the date hereof. In rendering the opinions set forth above, we have necessarily assumed that, at the time of any issuance, sale and delivery of a Note (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, and an officer of the Company has executed and delivered such Notes and (ii) the Company complies with the terms of each statement filed with the WUTC establishing compliance with the applicable Washington statutory provisions with respect to the issuance and sale of such Note.

We are members of the bar of the State of Washington and do not express any opinion herein concerning any laws other than the laws of the State of Washington.

In giving the foregoing opinions, we express no opinion as to any securities or blue sky laws of any jurisdiction.

VII-2

You, the Trustees, Margaret D. Kirkpatrick, Esq., counsel for the Company, Morgan, Lewis & Bockius LLP, counsel to the Company, and your counsel, Simpson Thacher & Bartlett LLP, as to matters governed by the laws of the State of Washington, may rely upon this opinion in connection with the issuance and sale of the Notes. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, our prior written consent.

Very truly yours,

STOEL RIVES LLP

VII-3

ANNEX VIII

Filing under Rule 433

Dated

Registration No. 333-148527

$300,000,000

NORTHWEST NATURAL GAS COMPANY

Secured Medium-Term Notes, Series B

(A Series of First Mortgage Bonds)

and

Unsecured Medium-Term Notes, Series B

Due from One Year to 30 Years from Date of Issue

CUSIP No.: 66765R	Stated interest rate (%): %

Secured Unsecured	Maturity date:

Principal amount ($): $	Original issue date:

Issue price (%):	Interest payment dates: and , commencing

Net proceeds to Company ($):	Redeemable: Yes No
In whole
Repayable at the option of holder:	In whole or in part
Yes No
Fixed redemption price: Yes No

Repayment Date:	Initial redemption date:

Repayment Price:	Initial redemption price:

Election Period:	Reduction Percentage:

Selling Agent(s):	Redemption limitation date:

Type of Transaction:	Make-Whole Redemption Price: Yes No

[Agency Transaction] [Principal Transaction]	Make-Whole Spread:

[The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling [Banc of America Securities LLC toll-free at 1-800-294-1322] [UBS Securities LLC toll-free at 1-877-827-6444, ext. 561-3884,] [J.P. Morgan Securities Inc. collect at 1-212-834-4533] [Piper Jaffray & Co. toll-free at                 ]]

VIII-4

Exhibit 1

Northwest Natural Gas Company

$

Medium-Term Notes, Series B

                    ,

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

111 SW Fifth Avenue, Suite 1900

Portland, Oregon 97204

[Insert Names of Additional Existing Agents, if any]

[Insert Name of New Agent]

Ladies and Gentlemen:

Reference is hereby made to the Distribution Agreement, dated March 18, 2009 (the “Distribution Agreement”), a copy of which has previously been delivered to you, between Northwest Natural Gas Company, an Oregon corporation (the “Company”), and each of Banc of America Securities LLC, UBS Securities LLC, J.P. Morgan Securities Inc., Piper Jaffray & Co. and [Insert Names of Additional Existing Agents, if any], with respect to the issue and sale by the Company of its First Mortgage Bonds, designated Secured Medium-Term Notes, Series B, and its Unsecured Medium-Term Notes, Series B (collectively, the “Securities”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Distribution Agreement.

Subject to the terms and conditions set forth in the Distribution Agreement, the Company hereby appoints [Insert Name of New Agent] as agent of the Company for the purpose of soliciting and receiving offers to purchase the Securities. In connection with such appointment, [Insert Name of New Agent] is hereby entitled to the benefits and subject to the duties of an Agent under the terms and conditions of the Distribution Agreement (including the Administrative Procedures) and by its execution hereof is hereby made a party to the Distribution Agreement. In connection with such appointment, [Insert Name of New Agent] shall receive as of the date hereof: [To be agreed upon by the Company and the New Agent]

Any communication under the Distribution Agreement will be made in accordance with Section 12 of the Distribution Agreement, and if to [Insert Name of New Agent] shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to [Insert Address of New Agent], attention: [Insert Name], facsimile transmission number [Insert New Agent Number].

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

Very truly yours,

NORTHWEST NATURAL GAS COMPANY

By:
Title:

The foregoing Agreement is hereby

confirmed and accepted as of the

date hereof.

[INSERT NAME OF NEW AGENT]

By:
Title:

2

Exhibit 2

Northwest Natural Gas Company

Medium-Term Notes, Series B

                    ,

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

UBS Securities LLC

677 Washington Blvd.

Stamford, Connecticut 06901

J.P. Morgan Securities Inc.

270 Park Avenue, 9th Floor

New York, New York 10017

Piper Jaffray & Co.

111 SW Fifth Avenue, Suite 1900

Portland, Oregon 97204

Ladies and Gentlemen:

Reference is hereby made to Section 18 of the Distribution Agreement, dated March 18, 2009 (the “Distribution Agreement”), between Northwest Natural Gas Company, an Oregon corporation (the “Company”), and each of Banc of America Securities LLC, UBS Securities LLC, J.P. Morgan Securities Inc., Piper Jaffray & Co., and [Insert Names of Additional Existing Agents, if any], with respect to the issue and sale by the Company of its First Mortgage Bonds, designated Secured Medium-Term Notes, Series B, and its Unsecured Medium-Term Notes, Series B (collectively, the “Securities”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Distribution Agreement.

As provided for in Section 18 of the Distribution Agreement, the Company hereby provides notice to the Agents of the following amendments to the Distribution Agreement: [Insert the appropriate item or items from the list contained below]

1)	The principal amount of Securities that may be issued from time to time is hereby amended to be $[ ].

2)	The term “Registration Statement” is hereby amended to refer to Registration Statement No. 333-[ ], filed with the Securities and Exchange Commission on [ ], as the same may be amended and supplemented from time to time.

3

3)	All references in the Distribution Agreement to the “Preliminary Prospectus,” and the “Prospectus” are hereby deemed to refer to those documents as they are included in the Registration Statement referred to in paragraph 2 above.

Very truly yours,

NORTHWEST NATURAL GAS COMPANY

By:
Title:

4